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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  June 22, 1998

                          REPUBLIC GROUP INCORPORATED

            (Exact name of registrant as specified in its charter)



         DELAWARE                     1-7210               75-1155922

(State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation)             File Number)      Identification Number)


                             811 East 30th Avenue
                           Hutchinson, Kansas  67502

                   (Address of principal executive offices)



                                (316) 727-2700

                         (Registrant's Telephone No.)
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ITEM 5.   OTHER EVENTS
          ------------

     On June 22, 1998, Republic Group Incorporated (the "Company") announced that Stephen L. Gagnon, who had served as Executive Vice President of the Company since September 1992, died on June 19, 1998 from complications during treatment for leukemia. Mr. Gagnon's duties are currently being discharged by other officers of the Company.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

  (c)     Exhibits

          99.1  Press Release, dated June 22, 1998.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          REPUBLIC GROUP INCORPORATED



Dated:  June 26, 1998     By:  /s/ Doyle R. Ramsey
                               -------------------------------------------------
                          Printed Name:  Doyle R. Ramsey
                          Title:  Vice President - Finance and Chief Financial
                                  Officer

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                                 EXHIBIT INDEX


Item
Number                Description                                    Page
------                -----------                                    ----

99.1      Press Release, dated June 26, 1998.                          6




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